UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2024

Tutor Perini Corporation
(Exact name of registrant as specified in its charter)

Massachusetts	1-6314	04-1717070
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15901 Olden Street, Sylmar, California 91342-1093
(Address of Principal Executive Offices, and Zip Code)

(818) 362-8391
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TPC	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Michael R. Klein as a Director

On March 13, 2024, Michael R. Klein, the Lead Independent Director and a long-standing member of the Board of Directors (the “Board”) of Tutor Perini Corporation (the “Company”), informed the Company of his decision to retire from the Board at the end of his term, which expires at the Company’s 2024 Annual Meeting of Shareholders (the “Annual Meeting”) and to not stand for re-election at the Annual Meeting. Mr. Klein has served as a director of the Company since 1997 and was a key contributor to the 2008 merger between Tutor-Saliba Corporation and Perini Corporation.

Ronald Tutor, Chairman and Chief Executive Officer, commented, “Mike has provided Tutor Perini with strong, effective leadership, and he has been a critical part of our success over the past 27 years. We are grateful for his dedicated service and the invaluable contributions he has made to the Company and to the Board. We wish him all the best in his retirement and I’ll miss him.”

Appointment of Henry Dieu as Principal Accounting Officer

Effective March 13, 2024, the Company appointed Henry Dieu, the Company’s Vice President and Chief Accounting Officer, as the Company’s Principal Accounting Officer.

Mr. Dieu, age 38, joined the Company as Vice President and Chief Accounting Officer in January 2024. Prior to joining the Company, he was Vice President, Corporate Controller and Principal Accounting Officer at Beyond Meat, Inc. from April 2022 to January 2024. Previously, he served as Vice President of Finance, as well as Director, Finance Operations & Revenue Recognition at the Company from June 2017 to March 2022; Head of Corporate Accounting at Hulu, LLC from February 2016 to June 2017; and in various roles at Deloitte & Touche LLP from January 2009 to February 2016, including serving as a national firm resource on percentage-of-completion revenue recognition. Mr. Dieu received Bachelor of Science degrees in Accountancy and Finance from California State University, Northridge, and is a Certified Public Accountant.

Mr. Dieu has no family relationship with any directors or executive officers of the Company, nor are there any arrangements or understandings between Mr. Dieu and any other persons pursuant to which he was selected as an officer of the Company. There are no related party transactions between Mr. Dieu and the Company reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TUTOR PERINI CORPORATION

Date:	March 19, 2024	By:	/s/ Ryan J. Soroka
Ryan J. Soroka
Senior Vice President and Chief Financial Officer

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